SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 3, 1994

                          Eljer Industries, Inc.
            --------------------------------------------------
            (Exact name of registrant as specified in charter)



         Delaware                  1-10181               75-2270874
     ---------------          ----------------         --------------
     (State or other          (Commission File         (IRS Employer
     jurisdiction of               Number)             Identification
     incorporation)                                          No.)


       17120 Dallas Parkway, Dallas, Texas               75248
     ----------------------------------------          ----------
     (Address of principal executive offices)          (Zip Code)


     Registrant's telephone number,
     including area code:     (214) 407-2600



                                 Not applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Item 5  Other Events

     On February 3, 1994, Eljer Industries, Inc. (the "Company") announced that the federal appeals court in Chicago affirmed substantially all of a previously-announced arbitration award in favor of Kowin Development Company and against the Company's wholly-owned subsidiary, Eljer Manufacturing, Inc ("Eljer Manufacturing"). The appeals court vacated a portion of the damages award in the amount of $1 million which, together with the Company's estimate of approximately $725,000 of associated interest charges, will reduce the aggregate award of damages, interest and attorneys' fees from approximately $13.2 million to approximately $11.5 million. The Company previously posted $13.2 million cash in lieu of an appeal bond against any payments it might ultimately owe in this litigation. The arbitration award were included in a charge against earnings in 1992.

     The arbitration concerned claims against Household Manufacturing, Inc. ("Household"), the predecessor to Eljer Manufacturing, relating to a failed joint venture in the People's Republic of China to manufacture and sell files. Household's interest was sold in 1988. The claims do not involve any of Eljer Manufacturing's current business operations.

     The Company is currently analyzing the appeals court decision and is seeking reimbursement for this arbitration award from Household.

     The press released dated February 3, 1994, describing the above is filed as an exhibit hereto and is incorporated by reference herein.

Item 7  Exhibits

     99 The press release dated February 3, 1994, describing the Chicago federal appeals court's affirmation of an arbitration award in favor of Kowin Development Company.

                                       SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ELJER INDUSTRIES, INC.



     Date:    February 11, 1994              By/S/ Henry W. Lehnerer
              -----------------              -----------------------
                                             Henry W. Lehnerer
                                             Vice President - Finance &
                                             Chief Financial Officer

                               EXHIBIT INDEX


                                                            Sequential
Exhibit No.                                                   Page No.
- -----------                                                 ----------
     99     The press release dated February 3, 1994,
            describing the Chicago federal appeals court's
            affirmation of an arbitration award in favor of
            Kowin Development Company.